UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ingredion Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ingredion Your Vote Counts! INGREDION INCORPORATED 2023 Annual Meeting Vote by May 18, 2023 11:59 PM EDT. For shares held in a Plan, vote by May 16, 2023 11:59 PM EDT. INGREDION INCORPORATED 5 WESTBROOK CORPORATE CENTER WESTCHESTER, IL 60154 V04341-P91484-Z84729 You invested in INGREDION INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2023. Get informed before you vote View our Notice and Proxy Statement and our Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 19, 2023 9:00 a.m. Central Daylight Time the Conference Center (L004) between Towers 2 and 5 Westbrook Corporate Center Westchester, Illinois 60154 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1 Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect 12 nominees nominated by the Company’s Board of Directors to serve as directors for a term of one year. Nominees: 1a. David B. Fischer For For 1b. Paul Hanrahan 1c. Rhonda L. Jordan For For 1d. Gregory B. Kenny For 1e. Charles V. Magro 1f. Victoria J. Reich For 1g. Catherine A. Suever For For 1h. Stephan B. Tanda For 1i. Jorge A. Uribe For 1j. Patricia Verduin For 1k. Dwayne A. Wilson For 1l. James P. Zallie For 2. To approve, by advisory vote, the compensation of the Company’s named executive officers. Every 1 Year 3. To recommend, by advisory vote, whether the Company should hold an advisory vote by stockholders to approve the compensation of the Company’s named executive officers every one year, every two years, or every three years. 4. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. For 5. To approve and ratify Article XII of the Company’s Amended and Restated Bylaws requiring an exclusive forum for certain legal actions. For For 6. To approve the Ingredion Incorporated 2023 Stock Incentive Plan. NOTE: To transact other business, if any, that is properly brought before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V04342-P91484-Z84729